UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2012

Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, Stone’s Board of Directors appointed David H. Welch as Chairman of the Board, replacing Richard A. Pattarozzi. Mr. Welch will retain his position as Chief Executive Officer and President, and his targeted annual cash incentive compensation has been increased to 120% rather than 100% of his base salary.

The Board of Directors appointed Mr. Pattarozzi as lead or presiding director of the non-management directors, for which he will be paid $25,000 per year in addition to the other compensation paid to the nonemployee directors.

On May 24, 2012, the Board of Directors awarded each nonemployee director 5,625 restricted shares as of May 24, 2012, with forfeiture restrictions lapsing in one year.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2012, at the 2012 Annual Meeting, the stockholders of Stone voted on the following proposals:

(a) The election of ten individuals to Stone’s Board of Directors;

(b) Ratification of the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for the year ending December 31, 2012; and

(c) Approval of the advisory resolution approving compensation paid to Stone’s named executive officers.

On the record date for the 2012 Annual Meeting, there were 49,472,468 shares issued, outstanding and entitled to vote. Stockholders holding 45,278,127 shares were present at the meeting, in person or represented by proxy.

At the 2012 Annual Meeting, the stockholders re-elected the following directors to serve as directors until the 2013 Annual Meeting of stockholders. The voting for re-election of directors was as follows:

	Votes For	Votes Withheld
George R. Christmas	40,197,204	771,064
B. J. Duplantis	34,930,511	6,037,757
Peter D. Kinnear	40,202,014	766,254
John P. Laborde	40,319,593	648,675
Robert S. Murley	40,546,116	422,152
Richard A. Pattarozzi	36,777,190	4,191,078
Donald E. Powell	40,565,097	403,171
Kay G. Priestly	40,564,183	404,085
Phyllis M. Taylor	40,562,552	405,716
David H. Welch	40,363,709	604,559

The stockholders ratified the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for the fiscal year ending December 31, 2012, with 44,803,090 shares voted for ratification, 465,529 shares voted against ratification, and 9,508 shares abstained.

The stockholders approved the advisory resolution approving compensation paid to Stone’s named executive officers. The vote was 39,195,959 shares for, 1,739,002 shares against, and 33,307 shares abstained.

In 2011, the Board of Directors implemented an annual advisory vote on the compensation paid to Stone’s named executive officers until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: May 25, 2012	By:	/s/ J. Kent Pierret
J. Kent Pierret Senior Vice President, Chief Accounting Officer and Treasurer